AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

Variable Account A

SUPPLEMENT TO THE OVATION ADVISOR VARIABLE ANNUITY PROSPECTUS

Dated May 1, 2002

The one-year "Guaranteed Account" fixed account option is not available for investment at this time.

Date: September 19, 2002

Please keep this Supplement with your Prospectus.